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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


      In connection with the Annual Report of TNR Technical, Inc. (the "registrant") on Form 10-K/A for the year ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Wayne Thaw, Chief Executive Officer and Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



April 13, 2005


                                                   /s/ Wayne Thaw
                                                   -----------------------------
                                                   Wayne Thaw
                                                   Chief Executive Officer
                                                   and Chief Financial Officer